EXHIBIT 99.3
To Form 8-K dated July 22, 2010

Seacoast Banking Corporation of Florida

Second Quarter 2010

Cautionary Notice Regarding Forward-Looking Statements

This information contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, ability to realized deferred tax assets, cost savings, enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported earnings that may be realized from cost controls and for integration of banks that we have acquired, as well as statements with respect to Seacoast’s objectives, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

You can identify these forward-looking statements through our use of words such as “may,” “will,” “anticipate,” “assume,” “should,” “support”, “indicate,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “further”, “point to,” “project,” “could,” “intend” or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality; governmental monetary and fiscal policies, as well as legislative, tax and regulatory changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses. The risks of mergers and acquisitions, include, without limitation: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; any changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; as well as the difficulties and risks inherent with entering new markets.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2009 under “Special Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC’s Internet website at http://www.sec.gov.

Highlights

•	Solid capital position with estimated tangible common equity (TCE) of 8.5% when DTA valuation allowance of $41.0 million is recaptured.

•	Nonperforming loans declined from $96.3 million at March 31, 2010 to $90.9 million during the quarter

•	Liquidity remains strong with low cost core funding from deposits and sweep repos

•	Cost of deposits declined 9 basis points to 0.94%; total interest bearing liabilities down 8 basis points to 1.17%

•	The impact of asset quality deterioration and weak demand on revenue was offset with better deposit mix and growth in low cost deposits

•	Focus remains on core deposit growth, risk mitigation and expense management

•	Expenses well managed; core operating expenses have declined year over year; however, credit related expenses continue to impact results

Capital Ratios
Continue to improve

	2Q-2010	1Q-2010	4Q-2009	3Q-2009
	Estimate	Actual	Actual	Actual
Tier 1 Capital Ratio	17.62%	13.83%	13.75%	14.94%
Total Risk Based Capital Ratio	18.89%	15.29%	15.17%	16.22%
YTD Average Equity to YTD Average Assets	7.82%	7.13%	8.92%	9.18%
Tangible Equity to Tangible Assets	8.78%	6.96%	6.88%	8.24%
Tangible Common Equity to Tangible Assets (1)	6.60%	4.82%*	4.79%	6.14%
Tangible Common Equity to Risk Weighted Assets (1)	10.78%	7.53%	7.29%	8.84%

(1)	Reflects conversion of Series B Mandatorily Convertible Preferred Stock to Common Stock which adds 34,482,758 shares to outstanding common shares for total common shares outstanding of 93,432,774 at June 30, 2010

Funding & Liquidity
Stable Funding Profile and Very Strong Liquidity Position

Funding

•	Deposits and sweep repo base

-   Customer deposits and sweep repos were $1.780 million at June 30, 2010 (1)
-   Customer deposits and sweep repos compose 94% of total funding (2)

Liquidity

•	Daily overnight borrowing position maintained at zero since year-end 2008

•	On balance sheet cash liquidity averaged approximately $253 million for the second quarter

•	Combined available contingent liquidity from the Federal Reserve, FHLB, and free securities approximately $707 million

(1)	Excludes brokered deposits; but includes Certificate of Deposit Account Registry Service (CDARS) deposits

(2)	Total funding includes customer deposits, broker deposits, sweep repos, borrowed funds and subordinated debt.

Noninterest Expense
Controllable Expenses Well Managed

	($ in thousands)
	2Q–2010	1Q–2010	2Q–2009 (3)
Noninterest Expenses	$19,220	$23,369	$21,225
Nonrecurring:
Severance	199	5	152
Professional fees	231	771	—
Legal settlement	—	150	150
Branch closures	—	150	26
Other	—	—	—
Total nonrecurring expenses	$430	$1,076	328
Adjusted Noninterest Expense	$18,790	$22,293	$20,897
FDIC Expense	—	—	996
Net loss on OREO and other asset dispositions	415	4,073	1,440
Credit Costs (1)	697	615	1,024

Controllable Expenses	$17,678	$17,605	$17,437

	2Q 2010	2Q 2010
	vs 1Q	vs 2Q
	2010(2) 2009(3)
Noninterest Expenses	-17.8%	-9.4%
Nonrecurring:
Severance
Professional fees
Legal settlement
Branch closures
Other
Total nonrecurring expenses
Adjusted Noninterest Expense	-15.7%	-10.1%
FDIC Expense
Net loss on OREO and other asset dispositions
Credit Costs (1)
Controllable Expenses	0.4%	1.4%

(1)	Includes credit and collections

(2)	First quarter expense are normally higher as a result of payroll taxes, healthcare and unemployment insurance expense

(3)	Second quarter of 2009 excludes goodwill impairment

Core Deposit Growth
Emerging Strong Growth in Low Cost and No Cost Deposits
Average Deposits

	($ in thousands)
	2Q–2010	1Q–2010	2Q–2009
Demand deposits (noninterest bearing)	$279,960	$272,122	$281,736
Savings deposits	884,260	849,390	808,412
Other time certificates	291,068	312,919	328,753

Core Deposits	$1,455,288	$1,434,431	$1,418,901
Brokered time certificates	19,787	26,063	64,588
Time certificates of $100,000 or more	263,803	296,553	289,629

Total Deposits	$1,738,878	$1,757,047	$1,773,118
Excluding brokered time deposits	$1,719,091	$1,730,984	$1,708,530
Total Demand and Savings	$1,164,220	$1,121,512	$1,090,148

	Year over Year	Growth for quarter	Annualized
Demand deposits (noninterest bearing)	-0.63%	2.88%	11.52%
Savings deposits	9.38%	4.11%	16.42%
Other time certificates	-11.46%	-6.98%	-27.93%
Core Deposits	2.56%	1.45%	5.82%
Brokered time certificates	-69.36%	-24.08%	-96.32%
Time certificates of $100,000 or more	-8.92%	-11.04%	-44.17%
Total Deposits	-1.93%	-1.03%	-4.14%
Excluding brokered time deposits	-0.62%	-0.69%	-2.75%
Total Demand and Savings	6.79%	3.81%	15.23%

Core Deposit Growth
Favorable Mix Shift

	($ in thousands)
	2Q–2010	Mix
Demand deposits (noninterest bearing)	$276,455	16.11%
Savings deposits	877,544	51.14%
Total Demand and Savings	$1,153,999	67.25%
Other time certificates	288,310	16.80%
Brokered time certificates	19,788	1.15%
Time certificates of $100,000 or more	253,797	14.79%

Total Time Deposits	$561,895	32.75%
Total Deposits	$1,715,894

		($ in thousands)
	1Q–2010	Mix	2Q–2009	Mix
Demand deposits
(noninterest bearing)	$278,205	15.81%	$284,326	16.19%
Savings deposits	865,909	49.22%	780,386	44.43%
Core Demand and Savings	$1,144,114	65.03%	$1,064,712	60.62%
Other time certificates	304,807	17.32%	328,937	18.73%
Brokered time certificates	24,640	1.40%	64,244	3.66%
Time certificates of
$100,000 or more	285,872	16.25%	298,529	17.00%

Total Time Deposits	$615,319	34.97%	$691,710	39.38%
Total Deposits	$1,759,433		$1,756,422

Net Interest Margin

	Q2-09	Q3-09	Q4-09	Q1-10	Q2-10
Net Interest Margin	3.65%	3.74%	3.37%	3.48%	3.27%

° Focus on deposit pricing and positive mix change benefited the margin

° Lower loan balances, repositioning of the investment portfolio and increased levels of interest bearing cash have resulted in decreased margin in the second quarter

Service Area

•	Seminole County

•	Orange County

•	Brevard County

•	Indian River County

•	Okeechobee County

•	St. Lucie County

•	Martin County

•	Palm Beach County

•	Hardee County

•	Highlands County

•	Desoto County

•	Glades County

•	Hendry County